UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2022

Commission File Number:  000-21660

PAPA JOHN’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware	61-1203323
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

2002 Papa Johns Boulevard
Louisville, Kentucky  40299-2367
(Address of principal executive offices)

(502) 261-7272
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.01 par value	PZZA	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act: None

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2022, Papa John’s International, Inc. (the "Company") named Max Wetzel Executive Vice President and Chief Operating Officer (COO).  Mr. Wetzel, 45, will serve as the Company’s principal operating officer and will continue his duties overseeing the Company’s marketing, operations and technology functions. Mr. Wetzel joined the Company in November 2019 as Chief Commercial and Marketing Officer, and has served as EVP, Chief Commercial Officer at the Company since October 2021. Mr. Wetzel previously served as Vice President Consumer Brands and Business Transformation – U.S. and Canada since July 2018 at PPG Architectural Coatings. Also at PPG Architectural Coatings, Mr. Wetzel served as Vice President Home Centers and Global Strategic Marketing from June 2016 through July 2018 and as General Manager Home Centers and Chief Marketing Officer U.S. & Canada starting in November 2014.

The Compensation Committee of the Board of Directors of the Company has approved an amended compensation arrangement for Mr. Wetzel in connection with the position, which will include an annual base salary of $650,000 and an annual cash incentive target opportunity of 75% of base salary.  Mr. Wetzel will also receive an annual long-term equity incentive opportunity with a value of $1,000,000 with 60% of the total award in the form of performance share units, subject to a three-year vesting period and meeting certain Company performance objectives, and 40% in the form of time-based restricted stock, one-third of which will vest on each anniversary of the grant date.  Further information regarding the Company’s executive compensation program is available in our most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.

Date: May 16, 2022	/s/ Caroline Miller Oyler
Caroline Miller Oyler
Chief Legal & Risk Officer and Corporate Secretary